UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 18, 2012

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Plaza
555 S. Flower Street, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (213) 673-7700

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Declassifying Board of Directors.

(a)  Amendment to Bylaws

On January 18, 2012, the Board of Directors of City National Corporation (the “Company”) approved an amendment, effective upon approval at the annual shareholder’s meeting on May 9, 2012, to Article III, Section 1 of the Company’s Bylaws to provide that each director shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified, unless he or she shall resign, become disqualified, disabled, or shall otherwise be removed. A copy of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title or Description

3.1	City National Corporation Bylaws, as amended May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

May 18, 2012	By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, General Counsel
and Corporate Secretary